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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2
                                       to
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 15, 1999




                        PROLOGIC MANAGEMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




        Arizona                      1-13704                86-0498857
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)         Identification No.)



                            2030 East Speedway Blvd.
                              Tucson, Arizona 85719
               (Address of principal executive offices)(Zip Code)


                                 (520) 320-1000
              (Registrant's telephone number, including area code)
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The Registrant hereby amends in its entirety its Current Report as well as the
Amendment No. 1 to its Current Report on Form 8-K dated March 15, 1999 as follows:

Item 4. Changes in Registrant's Certifying Accountant

         (a) Effective March 15, 1999, the Company's auditors, Arthur Andersen LLP, declined to stand for re-election. The Company's Board of Directors approved the April 2, 1999 engagement of BDO Seidman LLP as the principal accountant to audit the Company's financial statements, commencing with its fiscal year ended March 31, 1999.

         In the Company's Report on Form 10-KSB for the fiscal year ended March 31, 1998, Arthur Andersen LLP's opinion stated that the condensed consolidated financial statements had been prepared assuming that the Company will continue as a going concern. The footnotes to the statements discussed that the Company has suffered recurring losses from operations and has continued to generate cash deficits from its operating activities that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters were also described in the footnotes.

          During the approximate one year engagement of Arthur Andersen LLP as the Company's principal accountant to audit its financial statements, commencing with its fiscal year ended March 31, 1998, and within the meaning of Item 304 of Regulation S-K, Arthur Andersen LLP did not inform the Company of any disagreements, reportable events, or any dispute relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, except that in the Company's Report on Form 10-KSB for the fiscal year ended March 31, 1998, the Company reported that Arthur Andersen LLP had reported to the Company that, in the course of their audit of the Company's consolidated financial statements for the fiscal year ended March 31, 1998, they discovered various conditions that they believe constitute material weaknesses in the Company's internal controls. These conditions consist of (i) weakness in policies and procedures to ensure accurate timing, classification, and recording of significant transactions; (ii) weaknesses in maintaining formal documentation regarding accounting transactions; and (iii) weaknesses in operating and accounting personnel due to significant turnover and absence of technical competencies. The Company has taken various steps intended to strengthen its financial controls, including the hiring of additional personnel experienced in both operational and financial positions.



Item 7.  Exhibits

         Exhibit 1   Letter dated 3/15/99 from Arthur Andersen LLP             3
         Exhibit 2   Letter dated 5/10/99 from Arthur Andersen LLP             4



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIC MANAGEMENT SYSTEMS, INC.


Dated: May 10, 1999               By:     /s/James M. Heim
                                       -----------------------------------------
                                           James M. Heim
                                           President and Chief Executive Officer
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                                 Exhibit Index


         Exhibit 1         Letter dated 3/15/99 from Arthur Andersen LLP
         Exhibit 2         Letter dated 5/10/99 from Arthur Andersen LLP